EXHIBIT 10(v)

JOINDER, AMENDMENT AND CONSENT AGREEMENT

This JOINDER, AMENDMENT AND CONSENT AGREEMENT (this “Agreement”) is made as of September 28, 2007 by and among HNI, LLC (“HNI”), COMCAM, INC., a Delaware corporation (“ComCam”) and COMCAM INTERNATIONAL INC., a Delaware corporation (“ComCam International”).

W I T N E S S E T H:

WHEREAS, HNI and ComCam are parties to a certain Asset Purchase Agreement dated as of February 14, 2007 (as amended and in effect, the “Purchase Agreement”) pursuant to which HNI sold and assigned to ComCam certain intellectual property assets (the “Assets”); and

WHEREAS, pursuant to the Purchase Agreement, ComCam issued to HNI a certain Secured Debenture with a maturity date of February 14, 2008 in the amount of $125,000 (as amended and in effect, the “Debenture”), and the obligations of ComCam under the Debenture are secured pursuant to a security interest granted to HNI by ComCam against the Assets pursuant to a certain Security Agreement between HNI and ComCam dated as of February 14, 2007 (as amended and in effect, the “Security Agreement”); and

WHEREAS, pursuant to Article VIII of Purchase Agreement, ComCam does not have the right to transfer, license, sell or assign any of the Assets without the prior written consent of HNI, not to be unreasonably withheld or delayed; and

WHEREAS, ComCam desires to assign the Assets to ComCam International, a subsidiary of ComCam; and

WHEREAS, pursuant to Article VIII of the Purchase Agreement, it is not unreasonable for HNI to withhold consent to any assignment by ComCam to ComCam International unless and until HNI receives substantially similar rights from ComCam International as HNI has received from ComCam, and ComCam International has substantially similar obligations to HNI as ComCam has to HNI; and

WHEREAS, HNI desires to consent to the assignment of the Assets to ComCam International upon the terms and conditions set forth in this Agreement; and

WHEREAS, ComCam International desires to become primarily obligated under the Debenture and the Security Agreement, and ComCam desires to guaranty the obligations of ComCam International thereunder;

NOW, THEREFORE, the parties hereby agree as follows:

1.   Consent. HNI hereby consents to the assignment of the Assets by ComCam to ComCam International, effective upon HNI’s receipt of (a) a fully executed copy of this Agreement, (b) a fully executed Allonge to Secured Debenture, in the form attached hereto as Exhibit A (the “Allonge”) and (c) the other deliverables set forth in Section 2.4 below.

EXHIBIT 10(v)

2.	Joinder and Amendment.

2.1 The parties hereby agree that effective as of the date hereof, ComCam International hereby is, and shall be deemed to be, the “Company” under and as defined by the Debenture, and the “Debtor” under and as defined by the Security Agreement. The parties hereby agree that from the date hereof and so long as any Obligations (as defined by the Security Agreement, as amended by this Agreement) shall remain outstanding, and until the performance of all other obligations of ComCam International under the Debenture and Security Agreement (each as amended by this Agreement), ComCam International shall perform, comply with and be subject to and bound by each of the terms, provisions and waivers of the Debenture and the Security Agreement which are stated to apply to or are made by the Company or the Debtor (each as respectively defined in the Debenture and the Security Agreement, each as amended by this Agreement).

2.2 Without limiting the generality of the foregoing, in connection with the Optional Conversion provisions set forth in Section 1.02 of the Debenture: (a) HNI shall have the right (at its discretion) to convert the principal amount of the Debenture, and the accrued interest thereon, into shares of Common Stock of either ComCam or ComCam International pursuant to the terms of the Debenture; (b) “Conversion Shares” as defined by the Debenture shall mean the shares of Common Stock of ComCam International or ComCam (as applicable) into which the Debenture is so converted; and (c) “Common Stock” as defined by the Debenture shall mean the Common Stock of ComCam International or ComCam (as the context so requires).

2.3 ComCam shall guaranty the obligations of ComCam International under the Debenture and the Security Agreement pursuant to a certain Guaranty, in the form attached hereto as Exhibit B (the “Guaranty”).

2.4 ComCam International shall simultaneously deliver to HNI with this Agreement the following documents: (a) an Officer’s Certificate dated as of the date hereof, executed by an officer of ComCam International, certifying as to ComCam International’s effective Certificate of Incorporation and Bylaws, and the resolutions of the Board of Directors of ComCam International authorizing the transactions contemplated by this Agreement; (b) an Officer’s Certificate dated as of the date hereof, executed by an officer of ComCam, certifying as to the resolutions of the Board of Directors of ComCam authorizing the transactions contemplated by this Agreement; (c) certificates of good standing issued by the State of Delaware regarding the good standing of ComCam International and ComCam; (d) a uniform commercial code lien search of ComCam International; (e) the Allonge as executed by ComCam International; and (f) the Guaranty as executed by ComCam.

3.   Additional Documents. ComCam and ComCam International shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of HNI to carry out more effectively the provisions and purposes of this Agreement.

4.   Incorporation by Reference. The parties do hereby incorporate herein the terms, conditions and provisions of the Purchase Agreement, the Debenture and the Security Agreement by this reference.

5.   Effect of Agreement. The parties hereby acknowledge and agree that the Purchase Agreement, and the Debenture and the Security Agreement (except as each is amended pursuant to this Agreement), remain in full force and effect and have not been modified or amended in any respect, it being the intention of the parties that this Agreement and the Debenture, and this Agreement and the Security Agreement, be read, construed and interpreted as one and the same instrument.

EXHIBIT 10(v)

6.   Headings. The article, section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

7.   Severability. The invalidity or unenforceability of any provision of this Agreement, the Debenture and/or the Security Agreement shall in no way affect the validity or enforceability of any other provision of this Agreement, the Debenture and/or the Security Agreement.

8.   Amendments and Waivers. No amendment, modification or change may be made to this Agreement, the Debenture and/or the Security Agreement, except pursuant to a written instrument signed by each of the parties hereto. Compliance with any covenant or provision of this Agreement, the Debenture and/or the Security Agreement may be waived if the party benefiting from such covenant or provision shall specifically consent or agree thereto in a written instrument. Any waiver may be given subject to satisfaction of conditions stated therein, and any waiver shall be effective only in the specific instance and for the specific purpose for which given.

9.   No Waiver; Cumulative Remedies. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The rights and remedies specified in this Agreement, the Debenture and/or the Security Agreement shall not be exclusive of any other right or remedy and shall be cumulative and in addition to every other right or remedy now or hereafter existing at law or in equity or by statute or otherwise that may be available to any party.

10. Successors and Assigns. This Agreement, the Debenture and the Security Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

11. Governing Law; Jurisdiction. The internal Laws of the State of Connecticut shall govern the interpretation, construction and enforcement of this Agreement, notwithstanding any state’s choice of law rules to the contrary. Each party hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of Connecticut or of the United States of America located in the State of Connecticut and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.

12. Waiver of Jury Trial. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE DEBENTURE, THE ALLONGE, THE GUARANTY AND/OR THE SECURITY AGREEMENT, OR UNDER ANY AMENDMENT, CONSENT, WAIVER, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH ANY OF THEM OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE DEBENTURE, THE ALLONGE, THE GUARANTY AND/OR THE SECURITY AGREEMENT. EACH PARTY AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

EXHIBIT 10(v)

13. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement (notwithstanding that all of the parties are not signatories to the original or the same counterpart, or that signature pages from different counterparts are combined), and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart, and the signature of any party to any counterpart shall be deemed to be a signature to and may be appended to any other counterpart. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or other electronic means is to be treated as an original document. The signature of any party on any such document, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or other electronic signature is to be re-executed in original form by the parties which executed the facsimile or other electronic signature. No party may raise the use of a facsimile machine or other electronic means, or the fact that any signature was transmitted through the use of a facsimile machine or other electronic means, as a defense to the enforcement of this Agreement.

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EXHIBIT 10(v)

[Signature Page to Joinder, Amendment and Consent Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

COMCAM, INC. By:/s/ Don Gilbreath Its Chief Executive Officer
COMCAM internationl INC. By:/s/ Don Gilbreath Its Chief Executive Officer
HNI, LLC By: Next Generation Ventures, LLC Its Member By:/s/ Thomas A. Conroy Thomas A. Conroy Its Manager

EXHIBIT 10(v)

Exhibit A

Allonge to Secured Debenture

THIS ALLONGE TO SECURED DEBENTURE (THIS “ALLONGE”) DATED AS OF SEPTEMBER 28, 2007 IS TO BE ATTACHED PERMANENTLY TO THE SECURED DEBENTURE ISSUED BY COMCAM, INC. TO THE ORDER OF HNI, LLC (“HNI”) IN THE ORIGINAL PRINCIPAL AMOUNT OF $125,000.00 WITH A MATURITY DATE OF FEBURARY 14, 2008 (THE “DEBENTURE”).

All capitalized terms used but not otherwise defined in this Allonge shall have the meanings ascribed to such terms in the Debenture. Except as set forth in this Allonge, the Debenture remains in full force and effect and has not been modified or amended in any respect. This Allonge and the Debenture shall be read, construed and interpreted as one and the same instrument.

The Debenture is hereby amended as follows:

(a)        Effective as of the date hereof, ComCam International Inc. (“ComCam International”) hereby is, and shall be deemed to be, the “Company” under and as defined by the Debenture. From the date hereof and so long as the Debenture shall remain outstanding, ComCam International shall perform, comply with and be subject to and bound by each of the terms, provisions and waivers of the Debenture which are stated to apply to or are made by the Company (as defined in the Debenture, as amended by this Allonge).

(b)       Without limiting the generality of the foregoing, in connection with the Optional Conversion provisions set forth in Section 1.02 of the Debenture: (a) HNI shall have the right (at its discretion) to convert the principal amount of the Debenture, and the accrued interest thereon, into shares of Common Stock of either ComCam or ComCam International pursuant to the terms of the Debenture; (b) “Conversion Shares” as defined by the Debenture shall mean the shares of Common Stock of ComCam International or ComCam (as applicable) into which the Debenture is so converted; and (c) “Common Stock” as defined by the Debenture shall mean the Common Stock of ComCam International or ComCam (as the context so requires).

To the extent necessary to assure the liability of ComCam and ComCam International to HNI, the signature of ComCam or ComCam International appearing below shall be construed as both an endorsement and a reissue of the Debenture.

COMCAM, INC. By:/s/ Don Gilbreath Its Chief Executive Officer	COMCAM internationl INC. By:/s/ Don Gilbreath Its Chief Executive Officer

Exhibit B

Guaranty

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